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                 AMENDMENT NO. SIX TO FIRST AMENDED AND RESTATED
                             BUSINESS LOAN AGREEMENT



        This Amendment No. Six to First Amended and Restated Business Loan Agreement (this "Amendment") dated as of March 26, 1997, is between Bank of America National Trust and Savings Association (the "Bank") and Reliance Steel & Aluminum Co. (the "Borrower").


                                    RECITALS

        A. The Bank and the Borrower entered into a certain First Amended and Restated Business Loan Agreement dated as of June 26, 1996, as modified by amendments dated as of September 25, 1996, September 27, 1996, October 1, 1996, February 1, 1997, and March 19, 1997 (as amended, the "Agreement").

        B.     The Bank and the Borrower desire to further amend the Agreement.


                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

        2.     Amendments. The Agreement is hereby amended as follows:

               2.1 Subparagraph 1.1(a) is amended and restated in its entirety to read as follows:

                        "(a)  During the availability period described below,
                  the Bank will provide a line of credit ('Facility No. 1') to the Borrower with a within line facility for standby letters of credit. The amount of the line of credit (the 'Facility No. 1 Commitment') is One Hundred Twenty Five Million Dollars ($125,000,000)."

               2.2      Paragraph 1.6 is amended in full to read as follows:

                        "1.6 Letters of Credit. This line of credit may be used
                  for financing standby letters of credit with a maximum maturity of up to one hundred eighty (180) days after the Expiration Date. The amount of letters of credit outstanding at any one time (including amounts drawn on letters of credit and not yet reimbursed) may not exceed Fifteen Million Dollars ($15,000,000).


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                  The Borrower agrees:

                                   "(a) Any sum drawn under a letter of credit
                  may, at the option of the Bank, be added to the principal amount outstanding under this Agreement. The amount will bear interest and be due as described elsewhere in this Agreement.

                                   "(b) If there is a default under this
                  Agreement, to immediately prepay and make the Bank whole for any outstanding letters of credit.

                                   "(c) The issuance of any letter of credit and
                  any amendment to a letter of credit is subject to the Bank's written approval and must be in form and content satisfactory to the Bank and in favor of a beneficiary acceptable to the Bank.

                                   "(d) To sign the Bank's standard form
                  Application and Agreement for Standby Letter of Credit.

                                   "(e) To pay, upon issuance of each letter of
                  credit, a per annum issuance fee equal to 0.875% of the face amount of such letter of credit.

                                   "(f) To allow the Bank to automatically
                  charge its checking account for applicable fees, discounts, and other charges."

                  3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

                  4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.



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                 This Amendment is executed as of the date stated at the
beginning of this Amendment.


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION


                                            By:  /s/ DONALD G. FARRIS
                                               ----------------------------
                                                    Donald G. Farris
                                            Title:  Vice President


                                            RELIANCE STEEL & ALUMINUM CO.


                                            By: /s/ DAVID H. HANNAH
                                               ----------------------------
                                                    David H. Hannah
                                            Title:  President
                                                  -------------------------


                                            By: /s/ STEVEN S. WEIS
                                               ----------------------------
                                                    Steven S. Weis
                                            Title:  Chief Financial Officer
                                                  -------------------------


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